
Teche
HOLDING COMPANY
The SmartGrowth Bank
78 Years of Success
TSH

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company's management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Teche
HOLDING COMPANY

The SmartGrowth Bank

Growing on a Smart and Solid Base

Results of Fiscal Year 2011 and FYTD 2012

Fiscal Year Ends September 30th



Teche HOLDING COMPANY

Leadership


Teche
FEDERAL BANK

Patrick O. Little
- Chairman
- President/Chief Executive Officer

W. Ross Little., Jr.
- SVP
- Chief Retail Officer

Darryl R. Broussard
- SVP
- Chief Credit Officer

J.L. Chauvin
- SVP
- Chief Financial Officer

Jason P. Freyou
- SVP
- Chief Operations Officer



Teche
HOLDING COMPANY

Highlights



RESULTS

- Record EPS for Last 3 Years
- Record Loan Growth: 9.1% LTM
- Record Checking Growth: 15.5% LTM
- ROAA: .83% and ROAE: 8.22% 2Q11

NEWS

- Converted to State Bank Charter
- Named to KBW "Honor Roll" of Banks
- Named to "Nifty 50" by Bank Director and Sandler O'Neill
- Building New Bank in Baton Rouge

Investment Perspective

Proven Profitability
- Record Earnings for Last 3 Years
- EPS $1.67 2H12 ; 5% higher than 2H11

Significant Returns
- Consistent and Increasing Dividends
- Dividend Yield: 3.9%

Strong Asset Quality
- Low NCOs
- Low NPAs and NPLs
- Low OREO

Focus on Growth
- Earning Assets, Loans, Deposits and Revenue
- Demonstrated Growth Y/Y; Q/Q
- Targeted Organic and Branch Growth

Proven Profitability | Record Earnings



Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.94
$2.63
$3.36
$3.37
$3.45
$1.59
$1.67
2007
2008
2009
2010
2011
YTD12
YTD 2Q
Annual

Teche HOLDING COMPANY

Proven Profitability | Record Earnings

February 2012
Low Unemployment

United States	8.3%
Houma MSA	5.0%
Lafayette MSA	5.2%
Baton Rouge MSA	7.1%



7.1%
8.3%
7.1%
5.2%
5.0%
WA
MT
ND
MN
SD
WI
MI
NE
IL
IN
OH
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
WV
VA
KY
KS
MO
OK
AR
TN
NC
SC
MS
AL
GA
LA
FL

Source: US Bureau of Labor Statistics
MSAs Data: Not Seasonally Adjusted



Teche HOLDING COMPANY

Proven Profitability | Robust Industries




Oil and Gas


Transportation and Warehousing


Manufacturing


Agriculture


Hospitality and Leisure


Movie Production



Fat Jack

Teche
HOLDING COMPANY

Significant Returns | Shareholders





TBV CAGR: 6.6%
$40.00
$35.00
$30.00
$25.00
$20.00
$28.68
$30.42
$32.12
$34.09
$36.19
$38.70
$39.68
2006
2007
2008
2009
2010
2011
2Q12
Book Value/Common Share
Tangible Book Value/Common Share



Teche FEDERAL BANK

Significant Returns | Revenue




Revenue Growth
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
In Millions
$23
2006
2007
2008
2009
2010
2011
YTD12
Non-Interest Income
Net-Interest Income



Teche HOLDING COMPANY Significant Returns | Dividends



9 Consecutive Years of Increases

Yield 3.9%

Payout: 40.7%
YTD Dividend: $0.725



Dividend Growth
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$1.44
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Significant Returns | Dividends



Dividend Yield
GSBC Peer Comparison
0.045
0.04
0.035
0.03
0.025
0.02
0.015
0.01
0.005
0
Median 2.1%
3.9%
STBZ
CCBG
CSFL
FMFC
HBOS
HOMB
OZRK
FBMS
FFCH
PFBX
MSL
ECBE
CHFN
SCBT
IBKC
BNCN
HBHC
SFNC
SBSI
TRMK
TSH
RNST

Significant Returns | Total Return


Stock Price Increase
60%
50%
40%
30%
20%
10%
0%
24%
57%
3 Year Period
10 Year Period


Total Return
120%
100%
80%
60%
40%
20%
0%
38%
103%
3 Year Period
10 Year Period

Period ending 3/31/12



Teche HOLDING COMPANY

Strong Asset Quality | Credit and Coverage Ratios



	2Q10	2Q11	2Q12
NCOS/AVERAGE LOANS (LTM)	0.36%	0.30%	0.76%
NPA/ASSETS	2.00%	2.22%	1.43%
NPL/LOANS	2.67%	2.65%	1.80%
ALLL/NPAs	47.76%	60.29%	71.4%
OREO	$1.4M	$2.0M	$0.4M



Teche
FEDERAL BANK

Focus on Growth | Loans



SmartGrowth Loans

PROFITABLE COMMERCIAL LENDING ON STRONG RETAIL BASE


SmartGrowth Loans
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
$464
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2Q12
SmartMortgages
Home Equity
Consumer
Commercial

The SmartGrowth Bank

Teche FEDERAL BANK

Focus on Growth | Loans

Loan Mix

DIVERSIFIED
HIGH QUALITY
LOW RISK

Commercial Loans: 33%

Total Loan Growth 2Q11-2Q12: 9.1%



Loan Mix
Conforming Loans
28%
15%
Commercial Loans
11%
Retail
39%
4%
2%
1%
Non-Residential
Residential
C & I
C&D
Commercial Land
Retail
Conforming Loans



Focus on Growth | Deposits

SmartGrowth Deposits Increased 7.8% 2Q11/2Q12

Cost: 22bp

Checking Increased 15.5% 2Q11/2Q12

Checking Cost: 11bp



SmartGrowth Deposits
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
In Millions
10 Year CAGR: 10.75%
$473
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q12 2Q12
Checking
Savings
Money Market

Focus on Growth | Deposits

Total Deposits



44%
25%
31%
2008
25%
35%
40%
2Q12
Checking
Savings and Money Market
Time



Teche FEDERAL BANK

Focus on Growth | Solid Capital





9.80%
9.60%
9.40%
9.20%
9.00%
8.80%
8.60%
8.40%
8.20%
8.00%
$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
In Thousands
2006
2007
2008
2009
2010
2011
2Q12
Total Assets
Tangible Equity/Assets



Teche FEDERAL BANK

Focus on Growth | Strategies



Teche Capital Supports Organic and Branch Growth

Continuing Growth of Deposits and Loans
Expanding Commercial Lending Talent
Branching in Key Markets *Future Branch in Baton Rouge*
Growing Shareholder Returns

Investment Perspective



Price/Core Earnings LTM
GSBC Peer Comparison
40.0
30.0
20.0
10.0
-
Median 15.1x
10.6x
FMFC
FBMS
TSH
RNST
SBSI
HOMB
BNCN
TRMK
STBZ
OZRK
SFNC
HBHC
BXS
IBKC
SCBT
MSL
CCBG

Data NM:
CSFL, CHFN, ECBE, FFCH, HBOS, PFBX

Median of Reporting Banks
Closing Prices 4/18/12

TSH The SmartGrowth Bank

Investment Perspective


Price/Tangible Book LTM
GSBC Peer Comparison
250%
200%
150%
100%
50%
0%
Median 125%
99%
ECBE
PFBX
FMFC
CCBG
BNCN
HBOS
FFCH
FBMS
TSH
CSFL
BXS
SFNC
CHFN
RNST
STBZ
SCBT
MSL
SBSI
TRMK
HOMB
HBHC
OZRK

Closing Prices 4/18/12



Teche
HOLDING COMPANY

Investment Perspective

Proven Profitability
- Record Earnings for Last 3 Years
- EPS $1.67 2H12 ; 5% higher than 2H11

Significant Returns
- Consistent and Increasing Dividends
- Dividend Yield: 3.9%

Strong Asset Quality
- Low NCOs
- Low NPAs and NPLs
- Low OREO

Focus on Growth
- Earning Assets, Loans, Deposits and Revenue
- Demonstrated Growth Y/Y; Q/Q
- Targeted Organic and Branch Growth

5 Reasons to Invest in Teche

1	• Record EPS for 3 Years
2	• Steady Growth in Book Value Per Share • TBV CAGR 6.6%
3	• Increasing, Sustainable Dividend • Yield 3.9%
4	• Focus on Growth of Earning Assets
5	• Dedication to Quality


Teche
HOLDING COMPANY
The SmartGrowth Bank
Growing on a Smart and Solid Base
TSH